Credit Facilities	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Credit Facilities
Note 5 — Credit Facilities
The Company had the following credit facilities outstanding as of June 30, 2020 and December 31, 2019:

			Outstanding Facility Amount as of		Effective Interest Rate
Credit Facility	Encumbered Properties (1)		June 30, 2020	December 31, 2019	June 30, 2020	December 31, 2019		Interest Rate		Maturity
			(In thousands)	(In thousands)
Credit Facility:
Revolving Credit Facility			$195,618	$100,618	2.26%	4.08%		Variable		Mar. 2023

Term Loan			150,000	150,000	4.30%	4.05%		Fixed	(6)	Mar. 2024
Deferred financing costs			(4,116)	(4,671)
Term Loan, net			145,884	145,329
Total Credit Facility	81	(2)	$341,502	$245,947

Fannie Mae Master Credit Facilities:
Capital One Facility	12	(3)	$216,614	$216,614	2.78%	4.17%		Variable	(7)	Nov. 2026
KeyBank Facility	10	(4)	142,708	142,708	2.83%	4.22%		Variable	(7)	Nov. 2026
Total Fannie Mae Master Credit Facilities	22		$359,322	$359,322

Total Credit Facilities	103		$700,824	$605,269	2.96%	4.14%	(5)
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(1)	Encumbered properties are as of June 30, 2020.

(2)
The equity interests and related rights in the Company’s wholly owned subsidiaries that directly own or lease the eligible unencumbered real estate assets comprising the borrowing base of the Credit Facility (as defined below) have been pledged for the benefit of the lenders thereunder.

(3)	Secured by first-priority mortgages on 12 of the Company’s seniors housing properties located in Florida, Georgia, Iowa and Michigan as of June 30, 2020 with a carrying value of $344 million.

(4)
Secured by first-priority mortgages on ten of the Company’s seniors housing properties located in Michigan, Missouri, Kansas, California, Florida, Georgia and Iowa as of June 30, 2020 with a carrying value of $253 million.

(5)	Calculated on a weighted average basis for all credit facilities outstanding as of June 30, 2020 and December 31, 2019.

(6)
Variable rate loan, based on LIBOR, all of which was fixed as a result of entering into “pay-fixed” interest rate swap agreements (see Note 7 — Derivatives and Hedging Activities for additional details).

(7)	Variable rate loan which is capped as a result of entering into interest rate cap agreements (see Note 7 — Derivatives and Hedging Activities for additional details).
As of June 30, 2020, the carrying value of our real estate investments, at cost was $2.6 billion, with $0.9 billion of this asset value pledged as collateral for mortgage notes payable, $0.6 billion of this asset value pledged to secure advances under the Fannie Mae Master Credit Facilities and $1.4 billion of this asset value comprising the borrowing base of the Credit Facility. These real estate assets are not available to satisfy other debts and obligations, or to serve as collateral with respect to new indebtedness, unless the existing indebtedness associated with these properties is first satisfied.
Unencumbered and not pledged real estate investments, as of June 30, 2020 was $287.7 million, although there can be no assurance as to the amount of liquidity we would be able to generate from using these unencumbered assets as collateral for mortgage loans or adding them to the borrowing base of our Credit Facility.
Credit Facility
On March 21, 2014, the Company, through the OP, entered into a senior secured revolving credit facility (as amended from time to time, the “Prior Credit Facility”). On March 13, 2019, the Company entered into the Credit Facility by amending and restating the Prior Credit Facility prior to its maturity on June 30, 2020. The total commitments under the Credit Facility are $630.0 million and include an uncommitted “accordion feature” whereby, upon the Company’s request, but at the sole discretion of the participating lenders, the commitments under the Credit Facility may be increased by up to an additional $370.0 million up to a total of $1.0 billion. On August 10, 2020, the Company and the OP entered into an amendment to the Credit Facility which is part of the Company's efforts to continue addressing the adverse impacts of the COVID-19 pandemic. The amendment revised specific provisions in the Credit Facility governing: (i) payment of distributions; (ii) borrowing availability; (iii) financial covenants; (iv)
mandatory prepayments with proceeds from capital events; and (v) interest rates. The terms of the Credit Facility without giving effect to these revisions are generally described below. For additional information, see Note 17 — Subsequent Events.
The Credit Facility consists of two components, a revolving credit facility (the “Revolving Credit Facility”) and a term loan (the “Term Loan”). The Revolving Credit Facility is interest-only and matures on March 13, 2023, subject to a one-year extension at the Company’s option. The Term Loan is interest-only and matures on March 13, 2024. The Revolving Credit Facility has total commitments of up to $480.0 million, and the Term Loan has total commitments of up to $150.0 million (both excluding the accordion feature).
The amount available for borrowings under the Credit Facility is based on the lesser of (1) 55% of the value (or in certain cases cost) of the pool of eligible unencumbered real estate assets comprising the borrowing base, and (2) a maximum amount permitted to maintain a minimum debt service coverage ratio with respect to the borrowing base, in each case, as of the determination date.
Like the Prior Credit Facility, the Credit Facility is secured by a pledged pool of the equity interests and related rights in the Company’s wholly owned subsidiaries that directly own or lease the eligible unencumbered real estate assets comprising the borrowing base thereunder. After the closing of the Credit Facility, the 65 properties that had comprised the borrowing base under the Prior Credit Facility comprised the borrowing base under the Credit Facility.
The Company has the option to have amounts outstanding under the Revolving Credit Facility bear interest at a rate per annum equal to either: (a) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.60% to 2.20%; or (b) the Base Rate (as defined in the Credit Facility), plus an applicable margin that ranges, depending on the Company’s leverage, from 0.35% to 0.95%. The Base Rate is defined in the Credit Facility as the greatest of (a) the fluctuating annual rate of interest announced from time to time by the agent as its “prime rate”, (b) 0.5% above the Federal Funds Effective Rate or (c) the then applicable LIBOR for a one-month interest period plus 1.0% per annum.
The Company has the option to have amounts outstanding under the Term Loan bear interest at a rate per annum equal to either: (a) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.55% to 2.15%; or (b) the Base Rate (as defined in the paragraph above), plus an applicable margin that ranges, depending on the Company’s leverage, from 0.30% to 0.90%. On April 15, 2019, the Company entered into “pay-fixed” interest rate swaps on the Term Loan, resulting in a weighted average fixed rate of 2.3% plus applicable margin under the Credit Facility.
As of June 30, 2020, the Revolving Credit Facility and the Term Loan had an effective interest rate per annum equal to 2.26% and 4.30%, respectively.The Credit Facility contains customary representations, warranties, as well as affirmative and negative covenants.
The amendment to the Credit Facility on August 10, 2020 provides that the covenants restricting payment of distributions to a threshold based on Modified FFO (described below) and requiring maintenance of a minimum ratio of consolidated total indebtedness to consolidated total asset value and a minimum ratio of adjusted consolidated EBITDA to consolidated fixed charges will not apply for the fiscal quarter ended June 30, 2020. As of June 30, 2020, the Company was in compliance with the financial covenants under the Credit Facility.
As of June 30, 2020, $150.0 million was outstanding under the Term Loan, while $195.6 million was outstanding under the Revolving Credit Facility and the unused borrowing availability under the Revolving Credit Facility was $37.4 million. Availability of borrowings is based on a pool of eligible otherwise unencumbered real estate assets comprising the borrowing base thereunder. The equity interests and related rights in the Company’s wholly owned subsidiaries that directly own or lease the eligible unencumbered real estate assets comprising the borrowing base of the Revolving Credit Facility have been pledged for the benefit of the lenders thereunder.
Prior to an amendment to the Credit Facility dated March 24, 2020, until January 1, 2020, the Company was not permitted to increase the rate at which it paid distributions to holders of its common stock (or make other amendments or modifications, including, without limitation, changing the timing or frequency of distribution payments), and, from and after January 1, 2020, the Company would have been subject to a provision in the Credit Facility restricting the Company from paying distributions (as defined in the Credit Facility) in any fiscal quarter that, when added to the aggregate amount of distribution payments in the same fiscal quarter and the preceding three fiscal quarters (calculated on an annualized basis during the first three fiscal quarters for which the provisions were in effect and otherwise in accordance with our Credit Facility), exceed 95% of Modified FFO (as defined in the Credit Facility which is different from MFFO as disclosed in this Quarterly Report on Form 10-Q) during the applicable period.
Following the amendment, the restriction on the Company’s ability to increase the rate at which it pays distributions that would only have applied until January 1, 2020 will continue to apply until January 1, 2022, unless the Company has elected for the limit on paying distributions in excess of 95% of Modified FFO to apply. This restriction does not prevent the Company from issuing additional shares of common stock, Series A Preferred Stock, or any other class or series of stock (including preferred stock with a higher dividend rate than Series A Preferred Stock). The amendment also provides that, in each fiscal quarter until the limit on paying distributions in excess of 95% of our Modified FFO applies, the Company will be subject to a similarly structured limit on paying distributions in excess of a percentage of our Modified FFO as set forth in the table below:

Fiscal Quarter	Percentage
April 1, 2020 to June 30, 2020	115%
July 1, 2020 to September 30, 2020	110%
October 1, 2020 to December 31, 2020	110%
January 1, 2021 to March 31, 2021	105%
April 1, 2021 to June 30, 2021	105%
July 1, 2021 to September 30, 2021	100%
October 1, 2021 to December 31, 2021	100%

Under the Credit Facility prior to the amendment to the Credit Facility in August 2020, the Company was not subject to any limit on paying distributions in excess of a percentage of Modified FFO during the fiscal quarter ended March 31, 2020, and the distributions paid during that quarter would not be applied to subsequent quarters. For these purposes, the limit on distributions and Modified FFO for each fiscal quarter would be calculated based only on the fiscal quarters that have elapsed from and after the fiscal quarter commencing on April 1, 2020. Beginning with the fiscal quarter commencing January 1, 2021, the limit on distributions and Modified FFO for each fiscal quarter would be calculated based on the four-quarter period ending with that fiscal quarter.
Prior to the amendment, until the Company became subject to the limit on paying distributions in excess of 95% of Modified FFO, the Company was subject to a covenant requiring it to maintain a combination of cash, cash equivalents and availability for future borrowings under the Revolving Credit Facility totaling at least $50.0 million, and the amount available for borrowings under the Credit Facility assuming the same borrowing base properties is lower. Following the amendment, even after the Company becomes subject to the limit on paying distributions in excess of 95% of Modified FFO, the Company will remain subject to the covenant requiring it to maintain a combination of cash, cash equivalents and availability for future borrowings under the Revolving Credit Facility totaling at least $50.0 million, and the amount available for borrowings under the Credit Facility assuming the same borrowing base properties would remain the same.
Following the amendment to the Credit Facility in August 2020, the Company is not permitted to pay cash distributions on or repurchase shares of the Company’s common stock until no earlier than the fiscal quarter ending June 30, 2021 (although the Company is not restricted from paying dividends on its Series A Preferred Stock). These restrictions will continue to apply unless certain conditions related to the Company’s liquidity and leverage are met, and there can be no assurance as to when, or if, the Company will meet these conditions. See Note 17 — Subsequent Events
Fannie Mae Master Credit Facilities
On October 31, 2016, the Company, through wholly-owned subsidiaries of the OP, entered into a master credit facility agreement relating to a secured credit facility with KeyBank (the “KeyBank Facility”) and a master credit facility agreement with Capital One for a secured credit facility with Capital One Multifamily Finance LLC, an affiliate of Capital One (the “Capital One Facility”; the Capital One Facility and the KeyBank Facility are referred to herein individually as a “Fannie Mae Master Credit Facility” and together as the “Fannie Mae Master Credit Facilities”). Advances made under these agreements are assigned by Capital One and KeyBank to Fannie Mae at closing for inclusion in Fannie Mae’s Multifamily MBS program.
Effective October 31, 2016, in conjunction with the execution of the Fannie Mae Master Credit Facilities, the OP entered into two interest rate cap agreements with an unrelated third party, which caps LIBOR interest paid (not giving effect to the applicable margin) on amounts outstanding under the Fannie Mae Master Credit Facilities at a maximum of 3.5%. On October 2019, the Company replaced two maturing interest rate cap agreements, effective November 1, 2019 for a total notional amount of $88.7 million. The two interest rate caps agreements extend three existing interest rate caps set to mature on the same date and are not designated as hedges (see Note 7 — Derivatives and Hedging Activities for additional disclosure regarding the Company’s derivatives).
The Company may request future advances under the Fannie Mae Master Credit Facilities by borrowing against the value of the initial mortgaged properties, or by adding eligible properties to the collateral pool, subject to customary conditions, including satisfaction of minimum debt service coverage and maximum loan-to-value tests.
Future Principal Payments
The following table summarizes the scheduled aggregate principal payments for the five years subsequent to June 30, 2020 and thereafter, on all of the Company’s outstanding debt (mortgage notes payable and credit facilities):

	Future Principal Payments
(In thousands)	Mortgage Notes Payable	Credit Facilities	Total
2020 (remainder)	$577	$—	$577
2021	1,191	130	1,321
2022	1,242	2,820	4,062
2023	6,383	200,115	206,498
2024	1,095	154,497	155,592
Thereafter	540,449	347,378	887,827
Total	$550,937	$704,940	$1,255,877

LIBOR Transition
It is anticipated that LIBOR will only be available in substantially its current form until the end of 2021. The Company has mortgages, credit facilities and derivative agreements that have terms that are based on LIBOR. Certain of those agreements have alternative rates already contained in the agreements while others do not. The Company anticipates that it will either utilize the alternative rates contained in the agreements (e.g., the Base Rate under the Credit Facility) or negotiate a replacement reference rates for LIBOR with the lenders and derivative counterparties.